TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY Merrill Lynch Life Variable Annuity Separate Account D Supplement Dated July 17, 2012 to the Prospectus For MERRILL LYNCH IRA ANNUITY (Dated May 1, 2012)

TRANSAMERICA ADVISORS LIFE

INSURANCE COMPANY OF NEW YORK

ML of New York Variable Annuity Separate

Account D

Supplement Dated July 17, 2012

to the

Prospectus For

MERRILL LYNCH IRA ANNUITY

(Dated May 1, 2005)

This supplement updates the Prospectuses for Merrill Lynch IRA Annuity issued by Transamerica Advisors Life Insurance Company (“TALIC”) and Transamerica Advisors Life Insurance Company of New York (“TALICNY”).

Effective June 15, 2012, Oppenheimer Quest Opportunity Value Fund changed its name to Oppenheimer Flexible Strategies Fund.